SUPPLEMENT

Dated November 28, 2006

to the

Class IA Shares Prospectus dated May 1, 2006

Class IB Shares Prospectus dated May 1, 2006

Class IA Shares Prospectus (Investment Options within Union Security Variable Annuities) dated May 1, 2006

Class IA Shares Prospectus (Director Multi-Manager) dated May 1, 2006

Class IB Shares Prospectus (Nations Evergreen) dated May 1, 2006

Class IA Shares Prospectus (ISP) dated May 1, 2006

for Hartford HLS Funds

The Prospectuses referenced above are revised as follows effective December 15, 2006:

Hartford International Opportunities HLS Fund

(a)           Nicholas M. Choumenkovitch has assumed sole portfolio management responsibilities of the Hartford International Opportunities HLS Fund.  Trond Skramstad will no longer serve as a portfolio manager.  Accordingly, in the section entitled “Portfolio Managers,” the disclosure referring to Trond Skramstad is hereby deleted.

(b)           In the section entitled “Principal Investment Strategy,” the second and third paragraphs are deleted and replaced with the following:

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.  Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues.  This proprietary research takes into account each company’s long-term history as well as our analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics.  Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index.  As of December 31, 2005, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $24 million and $222 billion.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

Dated November 28, 2006

to the

Class IA Shares Prospectus dated May 1, 2006

Class IB Shares Prospectus dated May 1, 2006

for Hartford HLS Funds

The Prospectuses referenced above are revised as follows effective December 15, 2006:

Hartford Global Financial Services HLS Fund

Mark T. Lynch has assumed sole portfolio management responsibilities of the Hartford Global Financial Services HLS Fund.  Theodore E. Shasta, Jennifer L. Nettesheim and Andrew R. Heiskell will no longer serve as portfolio managers.  Accordingly, the disclosure immediately following the section entitled “Portfolio Managers” regarding the global industry analysts team is hereby deleted.  In addition, the disclosures referring to Theodore E. Shasta, Jennifer L. Nettesheim and Andrew R. Heiskell are hereby deleted.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

Dated November 28, 2006

to the Combined Statement of Additional Information (the “SAI”)

for Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Class IA and Class IB Shares

Dated May 1, 2006

The SAI is revised as follows effective December 15, 2006:

Hartford Global Financial Services HLS Fund

Mark T. Lynch has assumed sole portfolio management responsibilities of Hartford Global Financial Services HLS Fund.  Theodore E. Shasta, Jennifer L. Nettesheim and Andrew R. Heiskell will no longer serve as portfolio managers.  Accordingly, all references and disclosures concerning Theodore E. Shasta, Jennifer L. Nettesheim and Andrew R. Heiskell are hereby deleted.

The Hartford International Opportunities HLS Fund

Nicholas M. Choumenkovitch has assumed sole portfolio management responsibilities of Hartford International Opportunities HLS Fund.  Trond Skramstad will no longer serve as a portfolio manager.  Accordingly, all references and disclosures concerning Trond Skramstad are hereby deleted.

This Supplement should be retained with your SAI for future reference.